KNBT Bancorp, Inc.
Ferris, Baker Watts Conference
Hershey, Pennsylvania
August 3, 2005

This presentation, and other written materials and oral statements made by management, may contain forward-looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder) which are not historical facts or as to KNBT Bancorp, Inc. (“KNBT” or “Holding Company”) management's intentions, plans, beliefs, expectations or opinions or with respect to the operation of the Caruso Benefits Group, Inc. (“Caruso”) and Northeast Pennsylvania Financial Corp. (“NEPF”).
These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of KNBT and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of non-interest income and expense and the amount of loan losses; (3) estimated cost savings from the acquisition of NEPF cannot be fully realized within the expected time frame; (4) revenues following the acquisitions of Caruso and NEPF are lower than expected; (5) competitive pressure among depository institutions increases significantly; (6) costs or difficulties related to the integration of the businesses of KNBT, NEPF and Caruso are greater than expected; (7) changes in the interest rate environment may reduce interest margins; (8) general economic conditions, either nationally or in the markets in which KNBT is doing business, are less favorable than expected; (9) legislation or changes in regulatory requirements adversely affect the business in which KNBT is engaged; (10) other factors discussed in the documents filed by KNBT with the Securities and Exchange Commission ("SEC") from time to time. Copies of these documents may be obtained from KNBT upon request and without charge (except for the exhibits thereto) or can be accessed at the website maintained by the SEC at http://www.sec.gov.
KNBT undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
Disclaimer

Company Profile
KNBT Bancorp, Inc. (“KNBT”) is a Pennsylvania corporation organized in 2003 headquartered in Bethlehem, Pennsylvania with total assets of $3.1 billion.
Keystone Nazareth Bank & Trust, a subsidiary of KNBT Bancorp, Inc is the largest local community bank serving the Greater Lehigh Valley and Northeast Regions in Pennsylvania.
KNBT operates 58 branch locations within Lehigh, Northampton, Carbon, Monroe, Luzerne, Columbia and Schuylkill Counties.

The History of KNBT
▪
KNBT is the stock-form successor to Keystone Savings Bank as a result of the mutual-to-stock conversion completed on October 31, 2003.
▪
The conversion raised $202.0 million in capital.
▪
Coinciding with the conversion, KNBT acquired First Colonial Group, Inc. a $600 million holding company headquartered in Northampton County, Pennsylvania.

Initiatives Since Conversion
▪
Began paying a quarterly dividend of $.05 per share in the second quarter of 2004 and increased the quarterly dividend by 20% to $.06 in the second quarter of 2005.
▪
Acquired:
➢
Oakwood Financial Corp., November 2004
➢
Caruso Benefits Group, Inc., April 2005
➢
Northeast Pennsylvania Financial, May 2005

Initiatives Since Conversion
▪
Implemented a Stock Repurchase Program.
➢
In October 2004, the Board of Directors authorized the repurchase of up to 3,062,486 shares, or approximately 10% of KNBT’s outstanding common stock.
➢
Through June 30, 2005, KNBT purchased 2,364,600 shares at an average price per share of $15.76.
➢
In July 2005, the Board authorized the repurchase of up to 3,151,297 shares, or approximately 10% of KNBT’s outstanding common stock.

Initiatives Since Conversion
▪
Opened two de novo offices in Palmer Township,
Northampton County.
▪
Addressed Sarbanes Oxley Section 404 issues and
received certification with no material weaknesses.
▪
Reorganized into geographic markets:
➢
Greater Lehigh Valley Region
➢
Northeast Pennsylvania Region

OVERVIEW OF
ACQUISITIONS

Oakwood Financial Corp.
▪
Oakwood , a full-service brokerage firm, now operates as KNBT Securities.  It provides a full menu of securities brokerage, insurance and investment advisory products and services.
▪
Transaction was completed in November 2004.
▪
Purchase price of $650,000.

Caruso Benefits Group, Inc.
▪
Caruso Benefits Group, Inc. operates as a subsidiary of KNBT specializing in employee benefits management with an emphasis on group medical, life and disability.
▪
Transaction completed in April 2005.

Caruso Benefits Group, Inc.
▪
A total of $20 million was paid at closing and the remaining balance of approximately $8 million is payable over a three year period contingent upon Caruso maintaining certain levels of profitability.
▪
The transaction is expected to enhance KNBT fee income by approximately $5.0 million annually and to be accretive $.03 to earnings per share during the first full year after acquisition.

Northeast Pennsylvania
Financial Corp.
▪
Northeast Pennsylvania Financial Corp., was a $800 million thrift holding company headquartered in Hazleton, Pennsylvania.
▪
Transaction completed in May 2005.
▪
Purchase price of $90.0 million.
▪
50% stock/50% cash at a price per share of $23.00.

▪
The addition of 17 full service community offices in the Counties of Monroe, Carbon, Luzerne, Columbia and Schuylkill.
▪
The addition of $425 million in core deposits.
▪
The addition of $380 million in loans.
▪
Acquired $175 million in trust assets.
Northeast Pennsylvania
Financial, Corp.

Northeast Pennsylvania
Financial, Corp.
▪
Addition of Higgins Insurance as a subsidiary of KNBT.
➢
Higgins provides commercial, property and casualty and employee benefit lines of insurance.
▪
Successful integration of operations and branches and system conversion.  All completed first business day following acquisition.
▪
Surpassed 15% in cost efficiencies.

KNBT

LUZERNE
COLUMBIA
MONROE
80
CARBON
476
NORTHAMPTON
81
SCHUYLKILL
LEHIGH
78
KNBT Headquarters/Branch
KNBT Branch
KNBT Trust Services/Branch
KNBT Securities
Higgins Insurance Associates, Inc.
Caruso Benefits Group, Inc.
Northeast Pennsylvania Region
Greater Lehigh Valley Region

The KNBT Market

Deposit Market Share
As of June 2004 (Sources FDIC)
PA County	KNBT	1st Federal	KNBT Proforma Share	Ranking
Northampton	22.37%	-	22.37%	1
Lehigh	7.47%	-	7.47%	2
Carbon	4.35%	4.64%	8.99%	4
Monroe	4.09%	0.42%	4.51%	7
Luzerne	-	6.25%	6.25%	5
Schuylkill	-	5.67%	5.67%	6
Columbia	-	4.69%	4.69%	6
The KNBT Market

* Source: Morning Call 7/ 17/ 05, Lehigh Valley Metro Area = Northampton, Lehigh, Carbon Counties in PA and Warren County in NJ, based on 2000 U.S. Census.
The KNBT Market*
▪
A The Lehigh Valley metro statistical area is the third largest in population in Pennsylvania.
▪
The Lehigh Valley is ranked third in population  growth for the entire Northeast Pennsylvania Region.
▪
Our expansion has been to contiguous counties with stable populations.

Second Quarter	2005	2004	Change
Net Income (000)	$5,238	$4,308	22%
Earnings per share	$0.18	$0.15	20%
Dividends per share	$0.06	$0.05	20%
Return on Average Assets	0.76%	0.84%	-9%
Return on Average Equity	5.35%	4.49%	19%
Efficiency Ratio	66.18%	64.28%	3%
Equity to Assets	13.03%	17.22%	-24%
Tangible Equity to Assets	8.91%	15.17%	-41%
Financial Highlights

$6,000
$5,000
$4,000
$3,000
$2,000
$0.20
$0.18
$0.16
$0.14
$0.12
3/04
6/04
9/04
12/04
3/05
6/05
Net Income
EPS

$ in thousands
Net Income and
Earnings Per Share

$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3/04
6/04
9/04
12/04
3/05
6/05
Net Interest Income
NIM (T/E)

$ in thousands
Net Interest Income and Net
Interest Margin (T/E)

$7,000
$5,600
$4,200
$2,800
$1,400
$0
29.0%
27.0%
25.0%
23.0%
21.0%
19.0%
17.0%
15.0%
3/04
6/04
9/04
12/04
3/05
6/05
Non Interest Income
Non-Interest Income as % of Net & Non Interest Income

$ in thousands
Non Interest Income

$12,505
$13,017
$13,496
$13,681
$13,425
$16,970
3/04
6/04
9/04
12/04
3/05
6/05

$ in thousands
Non Interest Expense

$ in thousands except per share data	At June 30, 2005	% of Assets
Net Loans	$1,418,225	45%
Securities	1,336,343	43%
Goodwill and Other Intangible Assets	138,869	4%
Total Assets	3,115,556	100%
Core Deposits	1,016,947	13%
Total Deposits	1,769,049	57%
FHLB Advances	821,165	26%
Shareholders’ Equity	406,001	13%
Book Value	$13.54
Tangible Book Value	$9.26
Balance Sheet

$890,076
$922,518
$976,070
$1,006,719
$1,013,202
$1,031,042
$1,433,985
12/03
3/04
6/04
9/04
12/04
3/05
6/05

$ in thousands
Total Gross Loans

100%
80%
60%
40%
20%
0%
39%
29%
32%
38%
30%
32%
35%
30%
35%
35%
29%
36%
32%
34%
34%
6/04
9/04
12/04
3/05
6/05
Commercial
Consumer
Mortgage

Composition of Loans

$18,000
$15,750
$13,500
$11,250
$9,000
$6,750
$4,500
$2,250
$0
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
12/03
3/04
6/04
9/04
12/04
3/05
6/05
Allowance for loan losses
Allowance for loan lossses to total loans

$ in thousands
Asset Quality
Allowance for Loan Losses

$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
12/03
3/04
6/04
9/04
12/04
3/05
6/05
Non-Performing Loans
Non-performing as % of loans

$ in thousands
Asset Quality
Total Non-performing Loans

Municipal
9%
Other
1%
Agency
12%
CMO
24%
Corporate
6%
MBS
48%

Net Unrealized Gains	$2,253,000
Yield	4.67%
Average Life	4.5 years
Duration	3.5 years
AFS	95.9%
Securities Portfolio

$1,289,410
$1,294,215
$1,310,982
$1,286,824
$1,323,053
$1,344,380
$1,769,049
12/03
3/04
6/04
9/04
12/04
3/05
6/05

$ in thousands
Total Deposits

100%
80%
60%
40%
20%
0%
41%
43%
42%
42%
42%
17%
17%
16%
19%
17%
20%
18%
18%
16%
17%
13%
13%
14%
13%
14%
9%
9%
10%
10%
10%
6/04
9/04
12/04
3/05
6/05
Non-Interest Bearing Deposits
Interest Bearing Checking
Savings
Money Market Deposits
Time Deposits

Composition of Deposits

22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
9/03
12/03
3/04
6/04
9/04
12/04
3/05
6/05
Shareholders Equity to Assets
Shareholders Equity

Pre IPO
Post IPO
Shareholders’ Equity

$1,000,000
$800,000
$600,000
$400,000
$200,000
NEPF
3/04
6/04
9/04
12/04
3/05
6/05

FHLB Advances

Scott V. Fainor
President &
Chief Executive
Officer
Eugene T. Sobol
Senior EVP, Chief
Financial Officer &
Treasurer
John T. Andreacio
EVP, Regional
President, Northeast
Region
Deborah R. Goldsmith
EVP, Retail
Lending/Admin.
Sandra L. Bodnyk
EVP, Chief Risk
Officer
David
EVP, Regional
President, Greater
Lehigh Valley Region
B. Kennedy
Carl F. Kovacs
EVP, Chief
Information Officer
▪
  Over 26 years banking
  experience
▪
  Previously with Wachovia
▪
  Led KNBT since conversion
  in 2003
▪
  Over 24 years banking
  experience
▪
  Previously with Ernst &
  Young, CPA, 12 years
▪
  With KNBT since 1996
▪
  Over 20 years banking
  experience
▪
  Previously with Wachovia
▪
  Joined KNBT in May 2005
▪
  Over 32 years banking
  experience
▪
  Previously with Wachovia
▪
  Joined KNBT in 2004
▪
  Over 30 years banking
  experience
▪
  Previously with Summit
▪
  With KNBT since 2001
▪
  Over 22 years banking
  experience
▪
  Previously with Summit
▪
  With KNBT since 2001
▪
  Over 33 years banking
  experience
▪
  Previously with Aurum
  Technology
▪
  With KNBT since 2002
Our Team
Right People, Right Place, Right Reason
Strong and focused management team in place.

▪
KNBT upgraded the technology platform to FISERV CBS to in order to execute its growth strategy.
▪
KNBT upgraded all phone/voice technology.
▪
KNBT upgraded branch/teller platform systems to FISERV desktop windows based technology.
Technology

Goals for Success
▪
Management of capital to enhance shareholder value.
➢
Implement second stock buyback program.
➢
Franchise expansion.
✓
Organic growth.
✓
De novo branching.
✓
Bank and non bank acquisitions.

THE SIGN OF WORLD-CLASS COMMUNITY BANKING.
BANKING
INSURANCE
INVESTMENTS
TRUST
KNBT
ATM
2:57
Proud to be your financial partner of choice
At KNBT, we're privileged to bring you world-class community banking with a focus on personal service. That's why we've developed great products and services to meet your changing needs — from free personal checking and lending expertise to insurance, investment, and trust and wealth management services.
With 58 locations across seven counties, we serve individuals, families and businesses of all sizes. Come in and see what KNBT is all about, or visit us at www.knbt.com — we're always happy to serve you. Let's bank!
7-day-a-week banking at many locations
www.knbt.com
KNBT
BANKING
INSURANCE
INVESTMENTS
TRUST
Let's bank

Goals for Success
▪
Marketing and branding strategy.
➢
Support the brand and enable lines of business to achieve growth strategies.
➢
Establish retail consistency to
strengthen positioning of KNBT.

Goals for Success
▪
Develop core deposit relationships.
➢
Further develop core deposit products to deepen existing relationships and pursue new markets.
➢
Expand corporate and municipal deposit base in conjunction with cash management.

Goals for Success
▪
Grow and diversify loan portfolio.
➢
Expand consumer, commercial and small business product offerings, and improve existing delivery channels.
➢
Continue to hire seasoned lenders to achieve loan portfolio objectives.

KNBT

KNBT Securities

KNBT Trust Services

KNBT Higgins Insurance

CARUSO
Benefits Group, Inc.

KNBT Securities
Trust Services
Higgins Insurance
Caruso Benefits Group, Inc.
Goals for Success
▪
Grow fee income by integrating:

0